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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

ALGER GLOBAL GROWTH FUND

ANNUAL REPORT

OCTOBER 31, 2017

Table of Contents

ALGER GLOBAL GROWTH FUND

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	8
Portfolio Summary (Unaudited)	10
Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	42
Additional Information (Unaudited)	43

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Shareholders’ Letter October 31, 2017

Dear Shareholders,

Corporate Earnings Strengthen as Growth Stocks Trounce Value Stocks
During the one-year period ended October 31, 2017, strong corporate fundamentals and economic growth continued to support the vibrant equity rally, with the S&P 500 Index generating a noteworthy 23.63% gain. An equally dramatic trend of growth equities outperforming value stocks continued with the 26.50% return of the S&P 500 Growth
Index substantially beating the 19.60% return of the index’s value-oriented counterpart.

Corporate Earnings Shine
The discussion in Washington of potential tax reform and other pro-growth initiatives, we believe, appears to favorably support corporate America, and as a result, has contributed to positive sentiment for U.S equities. We maintain, however, that corporate fundamentals, including strong earnings combined with economic growth, have been the primary driver of equity gains. As of the end of the reporting period, third-quarter S&P 500 earnings were expected to increase 5.9%. As I write this letter, it appears that this past quarter will mark the fifth consecutive quarter of earnings growth.

At Alger, our fundamental research seeks companies with strong potential for earnings growth. We believe that a broad theme of companies developing innovative technology, including cloud computing services, internet-connected devices, and artificial intelligence, that can disrupt existing business models is creating attractive growth opportunities. This trend was clearly apparent during the one year period ended September 30, 2017 of this year with the Information Technology sector generating nearly twice the earnings-per-share growth of the overall S&P 500 Index (11.9% vs. 6.0%).

We note that past periods of strong corporate earnings growth have resulted in increased business spending and we believe the recent uptick in corporate earnings is likely to again support business spending, which in turn could improve corporate productivity and provide an additional boost to the economy.

The Economic Recovery Continues
Investors during the reporting period also reacted favorably to encouraging economic data, such as the following developments:

• The U.S. Consumer Confidence Index climbed from 100.8 to 125.9.
• Wage growth continued with a 3.2% year-over-year increase in September.
• The Conference Board’s Leading Economic Indicator Index continued
climbing and hit a record high of 128.8 in August. The index’s September reading of 128.6 was still high by historical standards.
Investor sentiment has also been supported by expectations for improving economic growth globally. Indeed, Europe, Asia, and most of the Americas are on track to produce economic growth in 2017. Corporate earnings in both developed and emerging markets during the reporting period continued to strengthen while Purchasing Managers’ Index readings in Europe and China were also encouraging. A perception that certain geopolitical risks were moderating combined with fiscal and monetary stimulus in many countries also supported investor sentiment. Those developments supported investor sentiment relating to multinational corporations and extended the equity rally beyond the U.S. For the reporting period, the MSCI ACWI ex USA Index generated a 24.20% return while the
MSCI Emerging Markets Index advanced 26.91%.

Growth Outperforms Value
The strong outperformance for growth equities during the reporting period and for the 10-
year period ended October 31, 2017 is also noteworthy. For the 10-year period, the S&P 500
Growth Index has outperformed the S&P 500 Value Index by 40.75 percent. As detailed in a recent Alger paper “A New Perspective on Growth Versus Value” (available on Alger.
com), the biggest contributors to this “growth advantage” are the aforementioned strength in technology companies’ earnings per share (EPS) growth and the weak performance of low price-to-book stocks commonly found in the value category. The underperformance of low price-to-book value stocks can be partially explained by a combination of corporations’
increasing reliance on intangible assets, accounting standards that fail to reflect those changing business models, and the heavy reliance on one particular metric for style classification (price-to-book value).1

Today, many businesses use fewer tangible assets, such as plants and equipment, than in the past and they are increasingly more reliant on intangible resources, including research and development, advertising, marketing, and training. Accounting professors Baruch Lev and
Feng Gu have observed that over the past 40 years the investment rate in physical capital fell by 35% while the investment rate in intangible assets grew by almost 60%.2

Internet businesses are an example. They use far fewer tangible assets relative to the income they generate than do more traditional companies, such as auto manufacturers, that have to build large factories. For internet companies, intangible assets can include search algorithms that attract users who in turn drive advertising revenues. User data can also be considered an intangible asset. Such data can support advertising revenue for digital media companies and sales for online retailers. In these examples, intangible assets generate revenues that in turn drive earnings growth.

The problem is that accounting practices haven’t kept up with the changing economy.
Spending on intangible assets (done organically rather than through acquisitions) is not capitalized in current accounting standards and therefore is not included in book value, rendering the price-to-book value metric less effective in our view. New economy companies are therefore more likely to have high market values relative to their book values and be classified as growth companies. By relying heavily on price-to-book valuations rather than other methods of valuation such as price-to-earnings, style classification increasingly separates companies based on business models. For example, digital companies with higher returns on capital are more likely to be classified as growth even if their cash flows are large relative to their market value. These companies, broadly speaking, have used innovation to create products and services that have resulted in high returns on capital and strong earnings growth. In doing so, they have outperformed companies with greater capital needs, particularly tangible assets. Indeed, low price-to-book equities have underperformed not just the broad market, but other value equities such as those with low price-to-earnings. Slow economic growth during the past few years has also been a headwind for value stocks, which tend to be cyclical. Low interest rates, furthermore, have hurt the performance of banks, which have more significant representation in value indexes than in growth benchmarks.

The Accelerating Speed of Innovation
The divergence in growth and value is also being driven by technological advances that are expanding at an exponential rate, which means the rate of change is accelerating.
This acceleration is apparent most famously in Moore’s law, which explains the rate of improvement in transistors, but we also see it in information storage (e.g., hard drives), information transportation (e.g., fiber-optic cables), wireless telecommunications, energy, and even illumination. 3 Technology is thus creating a potent engine to drive the economy forward. The increasing pace of change means that newer innovations are spreading through society faster. Older innovations such as the dishwasher and washing machine took many decades to reach 50% penetration of the U.S. market, but more recent innovations such as the internet and social media have taken 14 years and 9 years, respectively. The accelerating rate of innovation may wreak havoc on value investing, which is essentially dependent on the improvement of cheap valuations and depressed fundamentals. With change happening more rapidly, value stocks that appear cheap may often simply be victims of change while growth stocks may benefit as purveyors of change.

Conclusion
While we are ardent believers in growth investing, we are not suggesting that value investing will always underperform. Rather, we maintain that the definitions of growth vs. value and accounting standards need to evolve with the economy. We believe that investors reflexively using “standard” but increasingly outdated valuation measures are at risk of missing attractive equity opportunities that arise from the positive fundamental changes occurring across industries and economies because of innovation.

At Alger, we are valuation-sensitive and our analysts and portfolio managers think intensely about valuation and risk. However, we believe that when seeking attractive investment returns, the fundamentals of a company, of a sector, and, indeed, of the economy matter much more than valuations. Classically, for Alger, that means investing in growth companies and fundamental growth that is the hallmark of the beginning of new eras and stages in industries and in markets. Our observations of innovation and the other secular trends that are supporting growth equities lead us to believe that this is an exciting time to be an investor or shareholder. Our task at Alger, which has been our focus for more than 50 years, is to continue to identify the winners and losers emerging from change.

Portfolio Matters
Alger Global Growth Fund
The Alger Global Growth Fund returned 23.80% for the fiscal 12-month period ended
October 31, 2017, compared to the 23.86% return of the MSCI ACWI Index.

Stock selection resulted in China, the Netherlands, the United States, and the United
Arab Emirates providing the largest contributions to relative performance. An overweight of Germany was also beneficial. Japan, Switzerland, Canada, and the United Kingdom,
however, were among countries that detracted from results.

During the reporting period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Information Technology and the largest underweight was Consumer Staples. Stock selection resulted in the Information Technology and Health Care sectors providing the greatest contributions to relative performance, while
Consumer Discretionary and Energy were among sectors that detracted from results.

Tencent Holdings Ltd.; Alibaba Group Holding Ltd.; Apple, Inc.; Aetna, Inc.; and Bank of
America Corp. were the top contributors to performance. Apple is a well-known provider of smartphones, laptops, and other computing devices. Its shares outperformed during the reporting period in response to the rapid growth of users for its iOS operating system, excitement over new product launches, and strong sales of iPhones.

Conversely, Pioneer Natural Resources Co.; Encana Corp.; Whiting Petroleum Corp.;
Parsley Energy, Inc., Cl. A; and Allergan PLC. were the top detractors from results. Encana extracts natural gas, natural gas liquids, and oil. A new management team has doubled the company’s production and has focused on profitable operations in Canada and the U.S. The company has also divested non-core assets. Weak oil prices have hurt the performance of energy company shares, including shares of Encana.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

1 According to Russell’s U.S. Equity Indexes Institutional Benchmark Survey, December 2014, most institutional equity products are benchmarked to a style index and, of those, 99% use Russell indexes. In total, $5.7 trillion is benchmarked to Russell indexes. For each base index (the Russell 1000 and Russell 2000, and Russell Microcap), a composite value score is used to weight stocks in the style indexes. Price-to-book value makes up 50% of that score. The other 50% is comprised of the Institutional Brokers’ Estimate
System forecast medium-term growth (2 year) and sales per share historical growth (5 year) statistics.
2 Baruch Lev and Feng Gu, “The End of Accounting,” John Wiley & Sons, 2016.
3 Brad Neuman, “The Enduring Force of Innovation,” Fred Alger & Company, Incorporated.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of October 31, 2017. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about the Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 Index is an index of large company stocks considered representa-
tive of the U.S. stock market.
• The S&P 500 Growth Index is an index consisting of stocks within the S&P
500 Index that exhibit strong growth characteristics.
• The S&P 500 Value Index is an index consisting of stocks within the S&P
500 Index that exhibit strong value characteristics.
• The Conference Board’s Leading Economic Indicator Index is based on a va-
riety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• The Purchasing Managers' Index (PMI) is an indicator of the economic health of the manufacturing sector.
• The U.S. Consumer Confidence Index (CCI) is an indicator designed to mea-
sure consumer confidence, which is defined as the degree of optimism on the state of the economy that consumers are expressing through their activi-
ties of savings and spending.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI): An unmanaged, market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets.
• The Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA is an unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.

FUND PERFORMANCE AS OF 9/30/17 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Global Growth Class A (Inception 11/3/03)	11.32%	8.27%	1.23%	8.83%
Alger Global Growth Class C (Inception 3/3/08)*	15.57%	8.61%	1.06%	8.47%
Alger Global Growth Class I (Inception 5/31/13)	17.64%	n/a	n/a	9.22%
Alger Global Growth Class Z (Inception 5/31/13)	17.95%	n/a	n/a	9.49%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to investing foreign (including emerging markets) and U.S. securities; its previous investment strategy invested in securities economically tied to China (including Hong Kong and Taiwan) and the United States.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March 3,
2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Growth
Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (unmanaged index of common stocks) for the ten years ended October 31, 2017. Beginning May 31, 2013 Alger Global Growth Fund
changed its investment strategy to investing foreign (including emerging markets) and U.S. securities. Its previous investment strategy invested in securities economically tied to China (including Hong Kong and Taiwan) and the
United States. Figures for the Alger Global Growth Fund Class A shares, and the MSCI ACWI Index include reinvestment of dividends. Performance for the Alger Global Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/3/2003
Class A (Inception 11/3/03)	17.30%	9.07%	0.46%	8.96%
Class C (Inception 3/3/08)*	21.88%	9.42%	0.29%	8.60%
MSCI ACWI Index	23.86%	11.40%	4.26%	8.25%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	24.15%	n/a	n/a	9.65%
Class Z (Inception 5/31/13)	24.33%	n/a	n/a	9.92%
MSCI ACWI Index	23.86%	n/a	n/a	9.80%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March
3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
October 31, 2017 (Unaudited)

Alger Global Growth
COUNTRY	Fund
Argentina	0.5%
Australia	1.4
Austria	0.9
Brazil	0.5
Canada	2.2
China	5.8
France	2.4
Germany	6.9
India	1.2
Italy	0.6
Japan	4.2
Luxembourg	0.2
Netherlands	1.9
Philippines	0.4
Poland	0.2
Russia	0.6
South Korea	1.6
Sweden	0.9
Switzerland	1.3
Taiwan	0.9
United Arab Emirates	0.7
United Kingdom	0.6
United States	60.8
Cash and Net Other Assets	3.3
100.0%

† Based on net assets for the Fund.

ALGER GLOBAL GROWTH FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—95.8%	SHARES	VALUE
ARGENTINA—0.5%
INTERNET & DIRECT MARKETING RETAIL—0.5%
Despegar. com Corp. *	5,012	$154,370
(Cost $140,543)
AUSTRALIA—1.4%
DIVERSIFIED METALS & MINING—1.4%
BHP Billiton Ltd.	19,000	391,213
(Cost $299,133)
AUSTRIA—0.9%
DIVERSIFIED BANKS—0.9%
Bawag Group AG*,(a)	5,000	265,003
(Cost $283,320)
BRAZIL—0.5%
FINANCIAL EXCHANGES & DATA—0.2%
B3 SA - Brasil Bolsa Balcao	8,600	62,836
GENERAL MERCHANDISE STORES—0.3%
Magazine Luiza SA	4,709	91,774
TOTAL BRAZIL
(Cost $165,652)		154,610
CANADA—2.2%
DIVERSIFIED BANKS—1.1%
Royal Bank of Canada	4,000	312,799
LIFE & HEALTH INSURANCE—1.1%
Manulife Financial Corp.	15,500	311,706
TOTAL CANADA
(Cost $520,242)		624,505
CHINA—5.8%
CONSTRUCTION & ENGINEERING—0.4%
China State Construction International Holdings Ltd.	87,250	122,591
CONSUMER FINANCE—0.2%
Qudian, Inc. #*	1,959	48,779
INTERNET SOFTWARE & SERVICES—5.2%
Alibaba Group Holding Ltd. #*	3,891	719,407
Tencent Holdings Ltd.	17,185	772,377
		1,491,784
TOTAL CHINA
(Cost $625,576)		1,663,154
FRANCE—2.4%
DIVERSIFIED BANKS—1.6%
BNP Paribas SA	6,000	468,297
PERSONAL PRODUCTS—0.8%
L'Oreal SA	1,100	244,820
TOTAL FRANCE
(Cost $682,208)		713,117
GERMANY—6.9%
ADVERTISING—1.0%
Stroeer SE & Co. KGaA	4,600	294,188

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2017

COMMON STOCKS—95.8% (CONT. )	SHARES	VALUE
GERMANY—6.9% (CONT. )
APPLICATION SOFTWARE—1.5%
SAP SE	3,700	$422,772
INDUSTRIAL CONGLOMERATES—0.9%
Siemens AG	1,800	258,539
INTEGRATED TELECOMMUNICATION SERVICES—1.2%
Deutsche Telekom AG	19,000	344,039
MULTI-LINE INSURANCE—1.6%
Allianz SE	2,000	466,918
PHARMACEUTICALS—0.7%
Bayer AG	1,600	208,126
TOTAL GERMANY
(Cost $1,874,854)		1,994,582
INDIA—1.2%
DIVERSIFIED BANKS—1.2%
HDFC Bank Ltd.	12,708	355,801
(Cost $216,451)
ITALY—0.6%
DIVERSIFIED BANKS—0.6%
UniCredit SpA	9,000	171,996
(Cost $157,863)
JAPAN—4.2%
COMMODITY CHEMICALS—0.7%
Toray Industries, Inc.	20,000	202,433
DIVERSIFIED BANKS—1.4%
Mitsubishi UFJ Financial Group, Inc.	60,496	410,353
ELECTRONIC COMPONENTS—0.5%
Alps Electric Co. , Ltd.	5,000	153,020
INDUSTRIAL MACHINERY—0.5%
DMG Mori Co. , Ltd.	7,600	153,258
LIFE & HEALTH INSURANCE—0.6%
T&D Holdings, Inc.	12,000	187,208
WIRELESS TELECOMMUNICATION SERVICES—0.5%
SoftBank Group Corp.	1,600	141,796
TOTAL JAPAN
(Cost $1,153,079)		1,248,068
LUXEMBOURG—0.2%
REAL ESTATE OPERATING COMPANIES—0.2%
Aroundtown SA	7,143	50,104
(Cost $50,440)
NETHERLANDS—1.9%
DIVERSIFIED BANKS—0.7%
ING Groep NV	11,000	203,274

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2017

COMMON STOCKS—95.8% (CONT. )	SHARES	VALUE
NETHERLANDS—1.9% (CONT. )
SEMICONDUCTOR EQUIPMENT—1.2%
ASML Holding NV#	1,950	$352,463
TOTAL NETHERLANDS
(Cost $503,348)		555,737
PHILIPPINES—0.4%
DIVERSIFIED BANKS—0.4%
Metropolitan Bank & Trust Co.	70,260	117,992
(Cost $113,955)
RUSSIA—0.6%
FOOD RETAIL—0.6%
X5 Retail Group NV*,(b)	4,236	174,100
(Cost $126,258)
SOUTH KOREA—1.6%
PERSONAL PRODUCTS—0.5%
LG Household & Health Care Ltd.	136	143,222
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.1%
Samsung Electronics Co. , Ltd.	123	303,821
TOTAL SOUTH KOREA
(Cost $288,660)		447,043
SWEDEN—0.9%
DIVERSIFIED BANKS—0.9%
Nordea Bank AB	21,000	253,765
(Cost $217,862)
SWITZERLAND—1.3%
PACKAGED FOODS & MEATS—1.3%
Nestle SA	4,500	378,661
(Cost $350,684)
TAIWAN—0.9%
ELECTRONIC COMPONENTS—0.3%
Elite Material Co. , Ltd.	21,000	83,691
INTERNET SOFTWARE & SERVICES—0.1%
Sea Ltd. #*	1,416	21,353
RESTAURANTS—0.5%
Gourmet Master Co. , Ltd.	13,200	151,631
TOTAL TAIWAN
(Cost $237,867)		256,675
UNITED ARAB EMIRATES—0.7%
HEALTH CARE FACILITIES—0.7%
NMC Health PLC.	4,919	189,055
(Cost $139,037)
UNITED KINGDOM—0.6%
TRADING COMPANIES & DISTRIBUTORS—0.6%
Ashtead Group PLC.	7,000	180,357
(Cost $152,321)

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2017

COMMON STOCKS—95.8% (CONT. )	SHARES	VALUE
UNITED STATES—60.1%
AEROSPACE & DEFENSE—0.6%
General Dynamics Corp.	800	$162,384
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
PVH Corp.	1,350	171,194
APPLICATION SOFTWARE—2.0%
Adobe Systems, Inc. *	600	105,096
Autodesk, Inc. *	1,400	174,944
salesforce. com, Inc. *	1,800	184,212
Workday, Inc. , Cl. A*	1,000	110,990
		575,242
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
WisdomTree Investments, Inc.	12,000	133,080
BIOTECHNOLOGY—2.9%
ACADIA Pharmaceuticals, Inc. *	2,500	87,075
Celgene Corp. *	2,100	212,037
Clovis Oncology, Inc. *	1,500	113,055
Exact Sciences Corp. *	3,700	203,463
Vertex Pharmaceuticals, Inc. *	1,500	219,345
		834,975
BROADCASTING—0.5%
CBS Corp. , Cl. B	2,350	131,882
BUILDING PRODUCTS—0.6%
Fortune Brands Home & Security, Inc.	2,700	178,362
CABLE & SATELLITE—0.8%
Comcast Corp. , Cl. A	6,000	216,180
COMMUNICATIONS EQUIPMENT—0.4%
Lumentum Holdings, Inc. *	2,000	126,300
CONSTRUCTION MACHINERY & HEAVY TRUCKS—1.0%
WABCO Holdings, Inc. *	2,000	295,140
CONSTRUCTION MATERIALS—1.0%
Vulcan Materials Co.	2,300	280,025
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Visa, Inc. , Cl. A	2,800	307,944
DIVERSIFIED BANKS—4.1%
Bank of America Corp.	22,500	616,275
JPMorgan Chase & Co.	5,500	553,355
		1,169,630
ELECTRICAL COMPONENTS & EQUIPMENT—1.0%
AMETEK, Inc.	2,500	168,725
Rockwell Automation, Inc.	600	120,492
		289,217
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
Cognex Corp.	1,000	123,150
FINANCIAL EXCHANGES & DATA—0.8%
Intercontinental Exchange, Inc.	3,500	231,350

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2017

COMMON STOCKS—95.8% (CONT. )	SHARES	VALUE
UNITED STATES—60.1% (CONT. )
HEALTH CARE EQUIPMENT—0.8%
Medtronic PLC.	3,000	$241,560
HEALTH CARE TECHNOLOGY—0.5%
Medidata Solutions, Inc. *	2,000	150,460
HOME FURNISHINGS—0.5%
Mohawk Industries, Inc. *	600	157,056
INDUSTRIAL CONGLOMERATES—1.2%
Honeywell International, Inc.	2,300	331,568
INDUSTRIAL GASES—0.6%
Air Products & Chemicals, Inc.	1,000	159,430
INDUSTRIAL MACHINERY—1.0%
Dover Corp.	1,300	124,137
Stanley Black & Decker, Inc.	1,000	161,550
		285,687
INTEGRATED OIL & GAS—1.4%
Chevron Corp.	3,550	411,410
INTERNET & DIRECT MARKETING RETAIL—3.8%
Amazon. com, Inc. *	1,000	1,105,280
INTERNET SOFTWARE & SERVICES—5.2%
Alphabet, Inc. , Cl. C*	800	813,312
Facebook, Inc. , Cl. A*	3,700	666,222
Palantir Technologies, Inc. , Cl. A*,@,(c)	3,176	18,262
		1,497,796
INVESTMENT BANKING & BROKERAGE—1.4%
Morgan Stanley	8,200	410,000
LIFE SCIENCES TOOLS & SERVICES—0.6%
Illumina, Inc. *	850	174,412
MANAGED HEALTH CARE—4.2%
Aetna, Inc.	4,000	680,120
UnitedHealth Group, Inc.	2,500	525,550
		1,205,670
OIL & GAS EXPLORATION & PRODUCTION—4.1%
Diamondback Energy, Inc. *	2,000	214,320
EOG Resources, Inc.	3,900	389,493
Pioneer Natural Resources Co.	3,800	568,746
		1,172,559
PAPER PACKAGING—0.5%
International Paper Co.	2,500	143,175
PHARMACEUTICALS—1.2%
Allergan PLC.	900	159,507
Bristol-Myers Squibb Co.	3,000	184,980
		344,487
SEMICONDUCTOR EQUIPMENT—0.7%
Applied Materials, Inc.	3,500	197,505

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2017

COMMON STOCKS—95.8% (CONT. )	SHARES	VALUE
UNITED STATES—60.1% (CONT. )
SEMICONDUCTORS—5.4%
Ambarella, Inc. *	2,500	$141,100
Broadcom Ltd.	2,450	646,580
Microchip Technology, Inc.	2,500	237,000
Micron Technology, Inc. *	2,300	101,913
NVIDIA Corp.	2,150	444,641
		1,571,234
SPECIALTY CHEMICALS—0.7%
The Sherwin-Williams Co.	500	197,575
SYSTEMS SOFTWARE—3.2%
Choicestream, Inc. *,@,(c),(d)	1,969	–
Microsoft Corp.	7,500	623,850
Proofpoint, Inc. *	1,700	157,097
ServiceNow, Inc. *	1,100	139,007
		919,954
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.6%
Apple, Inc.	5,000	845,200
Western Digital Corp.	2,200	196,394
		1,041,594
TOBACCO—0.4%
Philip Morris International, Inc.	1,200	125,568
TRUCKING—0.8%
Old Dominion Freight Line, Inc.	2,000	242,260
TOTAL UNITED STATES
(Cost $15,393,200)		17,312,295
TOTAL COMMON STOCKS
(Cost $23,692,553)		27,652,203
PREFERRED STOCKS—0.7%	SHARES	VALUE
UNITED STATES—0.7%
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc. , Series D*,@,(c),(d)	33,858	105,637
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc. , Cl. B*,@,(c)	12,951	74,469
Palantir Technologies, Inc. , Cl. D*,@,(c)	1,687	9,700
		84,169
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , Series A*,@,(c),(d)	16,980	–
Choicestream, Inc. , Series B*,@,(c),(d)	36,618	–
		–
TOTAL UNITED STATES
(Cost $284,571)		189,806
TOTAL PREFERRED STOCKS
(Cost $284,571)		189,806

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2017

WARRANTS—0.0%	SHARES	VALUE
UNITED STATES—0.0%
SYSTEMS SOFTWARE —0.0%
Choicestream, Inc. , 6/22/26*,@,(c),(d)	4,637	$–
(Cost $4,633)
RIGHTS—0.0%	SHARES	VALUE
CHINA—0.0%
INTERNET SOFTWARE & SERVICES—0.0%
China Literature Ltd. , 11/8/17*	14	92
(Cost $–)
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
UNITED STATES—0.0%
SYSTEMS SOFTWARE —0.0%
Choicestream, Inc. , 11.00%, 8/05/18@,(c),(d)	4,637	–
(Cost $5)
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
POLAND—0.2%
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC. @,(c)	55,986	67,586
(Cost $55,986)
Total Investments
(Cost $24,037,748)	96.7%	27,909,687
Unaffiliated Securities (Cost $23,844,628)		27,804,050
Affiliated Securities (Cost $193,120)		105,637
Other Assets in Excess of Liabilities	3.3%	956,837
NET ASSETS	100.0%	$28,866,524

# American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are however deemed to be liquid and represent 0.9% of the net assets of the Portfolio.
(b) Global Depositary Receipts.
(c) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(d) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
* Non-income producing security.

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2017

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Choicestream, Inc.	03/14/14	571	0.00%	0	0.00%
Choicestream, Inc. , 11.00%,
8/05/18	08/04/16	5	0.00%	0	0.00%
Choicestream, Inc. , 6/22/26	08/04/16	4,633	0.02%	0	0.00%
Choicestream, Inc. , Series A	12/17/13	13,579	0.03%	0	0.00%
Choicestream, Inc. , Series B	07/10/14	21,971	0.05%	0	0.00%
JS Kred SPV I, LLC.	06/26/15	55,986	0.15%	67,586	0.23%
Palantir Technologies, Inc. , Cl. A	10/07/14	20,666	0.05%	18,262	0.06%
Palantir Technologies, Inc. , Cl. B	10/07/14	85,521	0.22%	74,469	0.26%
Palantir Technologies, Inc. , Cl. D	10/14/14	11,139	0.03%	9,700	0.03%
Prosetta Biosciences, Inc. , Series D	02/06/15	152,361	0.40%	105,637	0.37%
Total				$275,654	0.95%

Industry classifications are unaudited.
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities October 31, 2017

	Alger Global
	Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedule of investments	$27,804,050
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedule of investments	105,637
Cash and cash equivalents	936,068
Foreign cash †	518
Receivable for investment securities sold	763,428
Receivable for shares of beneficial interest sold	18,008
Dividends and interest receivable	36,185
Receivable from Investment Manager	28,368
Prepaid expenses	49,915
Total Assets	29,742,177

LIABILITIES:
Payable for investment securities purchased	710,327
Payable for shares of beneficial interest redeemed	9,258
Accrued investment advisory fees	20,135
Accrued transfer agent fees	15,138
Accrued distribution fees	7,644
Accrued administrative fees	692
Accrued shareholder administrative fees	386
Accrued other expenses	112,073
Total Liabilities	875,653
NET ASSETS	$28,866,524

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	24,752,256
Undistributed net investment income (accumulated loss)	280,909
Undistributed net realized gain (accumulated realized loss)	(37,333)
Net unrealized appreciation on investments and foreign currency	3,870,692
NET ASSETS	$28,866,524
* Identified cost	$23,844,628	(a)
** Identified cost	$193,120	(a)
† Cost of foreign cash	$514
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities October 31, 2017 (Continued)

Alger Global
Growth Fund
NET ASSETS BY CLASS:
Class A	$19,961,857
Class C	$3,673,041
Class I	$285,769
Class Z	$4,945,857

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	806,128
Class C	156,901
Class I	11,883
Class Z	195,823

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$24.76
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$26.13
Class C — Net Asset Value Per Share Class C	$23.41
Class I — Net Asset Value Per Share Class I	$24.05
Class Z — Net Asset Value Per Share Class Z	$25.26
See Notes to Financial Statements.

(a) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$24,857,143, amounted to $3,052,544 which consisted of aggregate gross unrealized appreciation of $4,122,855 and aggregate gross unrealized depreciation of $1,070,311.

ALGER GLOBAL GROWTH FUND
Statement of Operations For the year ended October 31, 2017

Alger Global
Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$462,190
Interest from unaffiliated securities	3,682
Interest from affiliated securities — Note 11	91
Total Income	465,963

EXPENSES:
Advisory fees — Note 3(a)	226,639
Distribution fees — Note 3(c)
Class A	49,539
Class C	41,599
Class I	609
Shareholder administrative fees — Note 3(f)	4,392
Administration fees — Note 3(b)	7,791
Custodian fees	59,472
Transfer agent fees and expenses — Note 3(f)	34,482
Printing fees	64,884
Professional fees	126,500
Registration fees	63,227
Trustee fees — Note 3(g)	1,187
Fund accounting fees	7,950
Miscellaneous	40,350
Total Expenses	728,621
Less, expense reimbursements/waivers — Note 3(a)	(289,781)
Net Expenses	438,840
NET INVESTMENT INCOME	27,123

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain on unaffiliated investments	3,066,246
Net realized (loss) on foreign currency transactions	(5,583)
Net change in unrealized appreciation on unaffiliated investments	3,006,676
Net change in unrealized (depreciation) on affiliated investments	(61,935)
Net change in unrealized appreciation foreign currency	10,911
Net realized and unrealized gain on investments and foreign currency	6,016,315
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,043,438
* Foreign withholding taxes	$32,002
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statements of Changes in Net Assets

	Alger Global Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment income	$27,123	$136,869
Net realized gain on investments and foreign currency	3,060,663	275,386
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	2,955,652	(1,191,444)
Net increase (decrease) in net assets resulting from operations	6,043,438	(779,189)

Dividends and distributions to shareholders from:
Net investment income:
Class A	(197,660)	—
Class C	(14,615)	—
Class I	(10,440)	—
Class Z	(42,673)	—
Total dividends and distributions to shareholders	(265,388)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(3,876,572)	(3,892,139)
Class C	(1,891,470)	131,502
Class I	(140,661)	(1,522,028)
Class Z	524,863	1,377,702
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(5,383,840)	(3,904,963)
Total increase (decrease)	394,210	(4,684,152)

Net Assets:
Beginning of period	28,472,314	33,156,466
END OF PERIOD	$28,866,524	$28,472,314
Undistributed net investment income (accumulated loss)	$280,909	$176,700
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$20.20	$20.65	$20.79	$18.76	$15.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.03	0.10	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on
investments	4.74	(0.55)	(0.13)	2.05	3.41
Total from investment operations	4.77	(0.45)	(0.14)	2.03	3.40
Dividends from net investment income	(0.21)	–	–	–	(0.06)
Net asset value, end of period	$24.76	$20.20	$20.65	$20.79	$18.76
Total return(ii)	23.80%	(2.18)%	(0.67)%	10.82%	22.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$19,962	$19,805	$24,269	$30,542	$33,657
Ratio of gross expenses to average net assets	2.48%	2.37%	2.03%	1.98%	2.35%
Ratio of expense reimbursements to average
net assets	(0.98)%	(0.87)%	(0.53)%	(0.48)%	(0.33)%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	2.02%
Ratio of net investment income (loss) to average
net assets	0.14%	0.52%	(0.07)%	(0.08)%	(0.07)%
Portfolio turnover rate	134.76%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$19.11	$19.69	$19.97	$18.15	$14.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.04)	(0.17)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on
investments	4.48	(0.54)	(0.11)	1.98	3.31
Total from investment operations	4.36	(0.58)	(0.28)	1.82	3.18
Dividends from net investment income	(0.06)	–	–	–	–
Net asset value, end of period	$23.41	$19.11	$19.69	$19.97	$18.15
Total return(ii)	22.88%	(2.95)%	(1.40)%	10.03%	21.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,673	$4,720	$4,730	$5,392	$4,888
Ratio of gross expenses to average net assets	3.24%	3.13%	2.80%	2.75%	3.13%
Ratio of expense reimbursements to average
net assets	(0.99)%	(0.88)%	(0.55)%	(0.50)%	(0.40)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.73%
Ratio of net investment income (loss) to average
net assets	(0.59)%	(0.23)%	(0.82)%	(0.83)%	(0.81)%
Portfolio turnover rate	134.76%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund			Class I
					From 5/31/2013
					(commencement
	Year ended	Year ended	Year ended	Year ended	of operations) to
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013 (i)
Net asset value, beginning of period	$20.36	$20.78	$20.87	$18.78	$16.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.08	0.17	0.04	0.03	0.03
Net realized and unrealized gain (loss) on
investments	4.64	(0.59)	(0.13)	2.06	1.92
Total from investment operations	4.72	(0.42)	(0.09)	2.09	1.95
Dividends from net investment income	(1.03)	–	–	–	–
Net asset value, end of period	$24.05	$20.36	$20.78	$20.87	$18.78
Total return(iii)	24.15%	(2.02)%	(0.43)%	11.13%	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$286	$384	$1,914	$1,646	$1,296
Ratio of gross expenses to average net assets	2.63%	2.33%	2.02%	1.94%	2.97%
Ratio of expense reimbursements to average
net assets	(1.38)%	(1.08)%	(0.77)%	(0.69)%	(1.72)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average
net assets	0.37%	0.86%	0.17%	0.17%	0.47%
Portfolio turnover rate	134.76%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund			Class Z
					From 5/31/2013
					(commencement
	Year ended	Year ended	Year ended	Year ended	of operations) to
	0/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013 (i)
Net asset value, beginning of period	$20.55	$20.92	$20.95	$18.80	$16.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.12	0.19	0.09	0.06	0.04
Net realized and unrealized gain (loss) on
investments	4.83	(0.56)	(0.12)	2.09	1.93
Total from investment operations	4.95	(0.37)	(0.03)	2.15	1.97
Dividends from net investment income	(0.24)	–	–	–	–
Net asset value, end of period	$25.26	$20.55	$20.92	$20.95	$18.80
Total return(iii)	24.33%	1.77%	(0.14)%	11.44%	11.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,946	$3,563	$2,243	$1,308	$112
Ratio of gross expenses to average net assets	2.35%	2.36%	2.20%	3.72%	12.42%
Ratio of expense reimbursements to average
net assets	(1.26)%	(1.31)%	(1.21)%	(2.73)%	(11.43)%
Ratio of net expenses to average net assets	1.09%	1.05%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average
net assets	0.53%	0.92%	0.44%	0.30%	0.62%
Portfolio turnover rate	134.76%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
Alger Global Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of
Massachusetts. The Fund qualifies as an investment company as defined in Financial
Accounting Standards Board Accounting Standards Codification 946-Financial Services –
Investment Companies. The Fund’s investment objective is long-term capital appreciation.
It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries. The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the Fund’s expense other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Fund’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectus. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2017.
(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Fund’s tax returns remains open for the tax years 2014-2017.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the
Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management”
or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31,
2017, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Global
Growth Fund(a)	0.800%	0.700%	0.800%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has established expense caps for the share classes, through August 29,
2018, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

					FEES WAIVED
					/ REIMBURSED
					FOR THE YEAR
		CLASS			ENDED
					OCTOBER 31,
	A	C	I	Z	2017
Alger Global Growth Fund	1.50%	2.25%	1.25%	1.09%	$289,781

Fred Alger Management Inc., may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in affect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the year ended October 31, 2017, there were no recoupments made by the Fund to the Investment Manager. As of October 31, 2017, the total repayments that may potentially be made by the Fund to the Investment Manager is $215,533 which will expire by August 29, 2018.

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.
(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Sales Charges: Purchases and sales of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2017, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor”
or “Alger Inc.”), were approximately $1,693 and $125, respectively. The initial sales charges and contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.
(e) Brokerage Commissions: During the year ended October 31, 2017, the Fund paid Alger Inc.
$10,678 in connection with securities transactions.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the Fund’s
transfer agent, and other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01% of the respective average daily net assets of the Class I and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2017, Alger
Management charged back $13,846 to the Fund for these services, which are included in transfer agent fees and expenses in the accompanying Statement of Operations.

(g) Trustees’ Fees: Effective March 1, 2016, each Independent Trustee receives a fee of
$27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional
Funds, The Alger Funds II, The Alger Portfolios and The Alger Funds, each of which is a registered investment company managed by Fred Alger Management, Inc. The Independent
Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the
Alger Fund Complex.
(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans throughout the period or as of
October 31, 2017.
(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management and Alger Inc. At October 31, 2017, Alger Management and its affiliated entities owned the following shares of the Fund:

	SHARE CLASS
	A	C	I	Z
Alger Global Growth Fund	—	—	6,245	20,176

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Fund for the year ended
October 31, 2017:

	PURCHASES	SALES
Alger Global Growth Fund	$37,299,627	$42,631,991

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:
The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.
The Fund may also borrow from other funds advised by Alger Management, as discussed in
Note 3(h). For the year ended October 31, 2017, the Fund had no such borrowings.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:
(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	20,858	$457,310	26,306	$527,477
Dividends reinvested	8,728	181,187	—	—
Shares redeemed	(204,004)	(4,515,069)	(220,777)	(4,419,616)
Net (decrease)	(174,418)	$(3,876,572)	(194,471)	$(3,892,139)
Class C:
Shares sold	11,783	$248,858	36,112	$700,092
Dividends reinvested	684	13,517	—	—
Shares redeemed	(102,587)	(2,153,845)	(29,364)	(568,590)
Net increase (decrease)	(90,120)	$(1,891,470)	6,748	$131,502
Class I:
Shares sold	2,988	$66,074	10,971	$219,633
Dividends reinvested	505	10,157	—	—
Shares redeemed	(10,453)	(216,892)	(84,234)	(1,741,661)
Net (decrease)	(6,960)	$(140,661)	(73,263)	$(1,522,028)
Class Z:
Shares sold	69,230	$1,579,384	95,159	$1,973,446
Dividends reinvested	1,159	24,451	—	—
Shares redeemed	(47,995)	(1,078,972)	(28,953)	(595,744)
Net increase	22,394	$524,863	66,206	$1,377,002

NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2017 and the year ended October 31, 2016 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Alger Global Growth Fund
Distributions paid from:
Ordinary Income	$265,388	—
Long-term capital gain	—	—
Total distributions paid	$265,388	—

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

As of  October 31, 2017 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Global Growth Fund
Undistributed ordinary income	$1,062,971
Undistributed long-term gains	—
Net accumulated earnings	$1,062,971
Capital loss carryforwards	—
Net unrealized appreciation	3,051,297
Total accumulated earnings	$4,114,268

At October 31, 2017, the Fund, for federal income tax purposes, had no capital loss carryforward.

During the year ended October 31, 2017, Alger Global Growth Fund utilized $2,605,132 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive foreign investment companies, and partnership basis adjustments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2017:

Alger Global Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$342,474
Accumulated net realized gain (accumulated realized loss)	$26,358
Paid-in Capital	$(368,832)

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,473,555	$2,027,736	$445,819	$—
Consumer Staples	1,066,371	299,668	766,703	—
Energy	1,583,969	1,583,969	—	—
Financials	5,580,787	2,945,183	2,635,604	—
Health Care	3,348,745	2,951,564	397,181	—
Industrials	2,499,363	1,784,618	714,745	—
Information Technology	9,189,623	7,435,680	1,735,681	18,262	*
Materials	1,373,851	780,205	593,646	—
Real Estate	50,104	—	50,104	—
Telecommunication Services	485,835	—	485,835	—
TOTAL COMMON STOCKS	$27,652,203	$19,808,623	$7,825,318	$18,262
CORPORATE BONDS
Information Technology	—	—	—	—*
PREFERRED STOCKS
Health Care	105,637	—	—	105,637
Information Technology	84,169	—	—	84,169	*
TOTAL PREFERRED
STOCKS	$189,806	—	—	$189,806
RIGHTS
Information Technology	92	92	—	—
SPECIAL PURPOSE VEHICLE
Financials	67,586	—	—	67,586
WARRANTS
Information Technology	—	—	—	—*
TOTAL INVESTMENTS IN
SECURITIES	$27,909,687	$19,808,715	$7,825,318	$275,654

*Alger Global Growth Fund’s shares of Choicestream Inc. common stock, preferred stock, warrants and corporate bonds are classified as a Level 3 investment and are fair valued at zero as of October 31, 2017.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Global Growth Fund	Common Stocks
Opening balance at November 1, 2016	$24,296
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(6,034)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	18,262 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(6,034)

Alger Global Growth Fund	Corporate Bonds
Opening balance at November 1, 2016	$4,637
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(4,637)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(4,637)

Alger Global Growth Fund	Preferred Stocks
Opening balance at November 1, 2016	$368,937
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	39,070
Included in net unrealized gain (loss) on investments	(123,161)
Purchases and sales
Purchases	—
Sales	(95,040)
Closing balance at October 31, 2017	189,806
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(84,091)*

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Special Purpose
Alger Global Growth Fund	Vehicle
Opening balance at November 1, 2016	$58,175
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	9,411
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	67,586
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$9,411

Alger Global Growth Fund	Warrants
Opening balance at November 1, 2016	$4,544
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(4,544)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(4,544)

*Includes securities that are fair valued at zero.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2017	Methodology	Input	Range/Input	Average Inputs
Alger Global Growth Fund
Common Stock	$18,262	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	105,637	Income	Discount Rate	38-42%	N/A
		Approach
Preferred Stocks	84,169	Market	Market Quotation	N/A*	N/A
		Approach
Special Purpose Vehicle	67,586	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach

*The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Fund at October 31, 2017.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

On October 31, 2017, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2017, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Global Growth Fund	$936,586	$518	$936,068	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no open derivative instruments throughout the period or as of October 31,
2017.

NOTE 10 — Principal Risks:
In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The
Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Fund may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Fund may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Fund to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Fund because the
Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2017. Purchase and sale transactions and interest income earned during the period were as follows:

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Global Growth Fund
Common Stocks
Choicestream, Inc.	1,969	–	–	1,969	$–	$–	$–	$0
Preferred Stocks
Choicestream, Inc. ,
Series A and B	53,598	–	–	53,598	–	–	(21,605)	0
Prosetta Biosciences,
Inc. , Series D	33,858	–	–	33,858	–	–	(31,149)	105,637
Corporate Bonds
Choicestream, Inc.,
11.0%, 8/05/18	4,637	–	–	4,637	91	–	(5,195)	0
Warrants
Choicestream, Inc.
6/22/26	4,637	–	–	4,637	–	–	(4,544)	0
Total					$91	$–	$(62,493)	$105,637

NOTE 12 — Subsequent Events:
Management of the Fund has evaluated events that have occurred subsequent to October
31, 2017 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Alger Global Growth Fund:

We have audited the accompanying statement of assets and liabilities of Alger Global
Growth Fund (the “Fund”), including the schedule of investments as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alger Global Growth Fund as of
October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 22, 2017

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2017 and ending October 31, 2017.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

				Expenses		Annualized
				Paid During		Expense Ratio
			Ending	the Six		For the
		Beginning	Account	Months		Six Months
		Account	Value	Ended		Ended
		Value	October 31,	October 31,		October 31,
		May 1, 2017	2017	2017	(a)	2017	(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$1,062.70	$7.80		1.50%
	Hypothetical(c)	1,000.00	1,017.64	7.63		1.50
Class C	Actual	1,000.00	1,107,40	11.95		2.25
	Hypothetical(c)	1,000.00	1,013.86	11.42		2.25
Class I	Actual	1,000.00	1,123.30	6.69		1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36		1.25
Class Z	Actual	1,000.00	1,124.20	5.84		1.09
	Hypothetical(c)	1,000.00	1,019.71	5.55		1.09

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information
For the year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act
of 2003. Of the distributions paid during the fiscal year, 100% of the Fund’s dividend may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the
Fund’s fiscal year is not calendar year, another notification will be sent with respect to calendar year 2017. Such notification, which will reflect the amount to be used by tax payers on their federal income returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2018. Shareholders are advised to consult their own tax advisers with respect to the consequences of their investment in the Fund.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust
Information about the trustees and officers of the Trust is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Portfolios, The Alger
Institutional Funds, The Alger Funds and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management").
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger
			Fund
			Complex
		Trustee	which are
		and/or	Overseen
Name, Age, Position with		Officer	by
the Fund	Principal Occupations	Since	Trustee
INTERESTED TRUSTEE
Hilary M. Alger (56)	Director of Development, Pennsylvania Ballet 2004-	2003	24
	2013; Associate Director of Development, College
	of Arts and Science and Graduate School, University
	of Virginia 1999-2003.
NON-INTERESTED
TRUSTEE

Charles F. Baird, Jr. (64)	Managing Director of North Castle Partners,	2000	24
	a private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (72)	Associate Vice President for Principal Gifts and	2000	24
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (84)	Attorney. Private Investor since 1981. Formerly of	1986	24
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (55)	Associate Professor of Law since January 2006	2007	24
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	24
M. D. (79)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger
			Fund
			Complex
		Trustee	which are
Name, Age, Position with		and/or	Overseen
the		Officer	by
Fund	Principal Occupations	Since	Trustee
OFFICERS
Hal Liebes (53)	Executive Vice President, Chief Operating Officer	2005	N/A
President	and Secretary of Alger Management and Alger Inc. ;
	Director since 2006 of Alger Management, Alger
	Inc. and Analyst Resources, Inc.
Tina Payne (43)	Senior Vice President, General Counsel and	2017	N/A
Secretary, Chief Compliance	Chief Compliance Officer of Alger Management
Officer	since 2017. Formerly, Senior Vice President and
	Associate General Counsel, Cohen & Steers Capital
	Management, from 2007 to 2017
Lisa A. Moss (52)	Senior Vice President and Assistant General Counsel	2006	N/A
Assistant Secretary	of Alger Management.
Christopher E. Ullman (32)	Associate Counsel of Alger Management since	2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student fro m 2010 to 2013.
Michael D. Martins (52)	Senior Vice President of Alger Management.	2005	N/A
Treasurer
Anthony S. Caputo (62)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer
Sergio M. Pavone (56)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 12, 2017, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”),
from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreement reflected such economies of scale. These materials included a presentation and analysis of the Fund and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance Officer and having no other material relationship with Alger Management.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from periodic meetings with and presentations by investment management and Fund distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Fund. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals responsible for the investment operations of the Fund.
They also considered the resources and practices of Alger Management in managing the
Fund's portfolio, as well as Alger Management's overall investment management business.
They noted especially Alger Management's established expertise in managing portfolios of
"growth" stocks. They further noted that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, a sector in which the Fund is active. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Fund are considerable.
They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under a Fund
Administration Agreement and a Shareholder Administrative Services Agreement with Alger
Management. The Trustees also considered the strengthened legal, control and compliance environment at Alger Management and within the Fund and Alger Management’s ongoing

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

implementation of a firm-wide cybersecurity facility, including software and hardware installations, extensive security procedures and intensive personnel training.

Investment Performance of the Fund. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed the Fund’s returns for the year-to-date (at 6/30/17), second-quarter of 2017, and 1- and 3-year periods, and compared them with benchmark and peer-group data for the same periods. Because the Fund had adopted a significantly different investment strategy on May 31, 2013, so that performance data from periods prior to that date would not be reliably informative, the
Trustees considered only the investment performance of the Fund for 3-years and shorter, more recent periods. They noted that the Fund’s performance for the one-year period ended
6/30/17 was distinctly subpar, ranking against the Fund’s peers in the bottom (fourth)
quartile (or, in the case of one share class, just barely into the next higher quartile) and well below the benchmark. However, they also noted that the performance for the year-to-date period, reflecting more recent results, ranked in the next higher (third) quartile and more closely approached, while still underperforming, the Fund’s benchmark, and that for the period covering only the recent quarter ended 6/30/17, three of the Fund’s share classes performed virtually at the peer median, with the fourth class ranking not far below, while every class exceeded its benchmark. The Trustees were encouraged by these indications that the Fund’s performance had improved during the year ended 6/30/17.

Consistent with the practice followed at every quarterly meeting of Trustees throughout the year, representatives of Alger Management discussed with the Trustees the performance of the Fund. Throughout, the Trustees were mindful of conditions and trends in the current market in equity securities, including growth stocks, and their impact on the performance and assets of the Fund. On the basis of these discussions and their review, the Trustees determined that the performance of the Fund was acceptable.

Fund Fee and Expense Ratio; Profitability to Alger Management and its Affiliates.
The Trustees reviewed the Fund's management fee and expense ratios at June 30, 2017 and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the advisory fee for the Fund was below the median for the fees in the FUSE reference group. Of the expense ratios for the Fund’s four classes of shares, three were above the medians for the FUSE reference group. One of the three was in the quartile just above the median, while the other two were in the highest quartile, but the asset levels of all three above-median share classes were quite low, so that the classes suffered in comparison with their peers. The Trustees noted that Alger Management had committed to expense-
reimbursement provisions that capped Fund expense ratios at specified levels. The Trustees determined that the expense-ratio information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Trustees also considered fees paid to Alger Management by five other types of clients, specifically mutual funds for which Alger Management was sub-adviser, other pooled investment vehicles (including UCITS and hedge funds), separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all five cases the fees were of doubtful relevance for purposes of comparison with that of the Fund because of the differences in services provided by Alger Management to those types of clients as opposed to the Fund, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees.
The Trustees then considered the profitability of the Investment Advisory Agreement to
Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on the
Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2017.
After discussing with representatives of FUSE the expense-allocation practices, which
FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedule in the Agreement includes a fee reduction at a specified asset level (a “breakpoint”); this has the effect of lowering the
Fund’s overall management fee as the Fund grows past the breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Fund. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Fund’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions for the twelve months through June 30, 2017, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Fund under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Fund’s equity brokerage and receives shareholder servicing fees from the Fund as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Fund's
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

• The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the Fund’s advisory fee paid to Alger Management was reasonable in light of comparative expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the
Fund. The Trustees noted that Alger Management had undertaken to cap Fund expenses through expense reimbursements, thus in effect lowering the fees it actually received from the Fund.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund as (and if) it grew in size and determined that the fee breakpoint in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U. S. Consumer Privacy Notice	Rev. 12/20/16
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does	Can you limit
personal information	Alger share?	this sharing?
For our everyday business	Yes	No
purposes — such as to process your
transactions, maintain your account(s),
respond to court orders and legal
investigations, or report to credit bureaus
For our marketing purposes —	Yes	No
to offer our products and services to you
For joint marketing with other	No	We don’t share
financial companies
For our affiliates’ everyday	Yes	No
business purposes — information about
your transactions and experiences
For our affiliates’ everyday	No	We don’t share
business purposes — information about
your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions ? Call 1-800-342-2186

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter. The Fund’s Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

agreement must be approved by the Fund’s Chief Compliance Officer, President, Secretary
or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Fund. Such information will include, but not be limited to, relative weightings and characteristics of the Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Fund at (800) 992-
3863 to obtain such information.

ALGER GLOBAL GROWTH FUND

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger
Global Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOYINK

AGAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2017	$37,200
October 31, 2016	$36,500

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2017	$9,900
October 31, 2016	$5,100

d) All Other Fees:
October 31, 2017	$11,852
October 31, 2016	$7,020

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2017	$224,414 , €94,197
October 31, 2016	$219,975 , €93,631

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Growth Fund

By: /s/Hal Liebes

Hal Liebes

President

Date: December 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 11, 2017

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 11, 2017